EXHIBIT 99.2

                                                                 EXECUTION COPY


               AMENDMENT NUMBER NINE, dated as of August 13, 2003 (this "Amendment"), to the Amended and Restated Revolving Credit Agreement dated as of November 30, 1998, as amended by Amendment No. 1 dated as of March 31, 1999, Amendment No. 2 dated as of January 31, 2000, Amendment No. 3 dated as of July 13, 2000, Amendment No. 4 dated as of August 8, 2001, Amendment No. 5 dated as of September 30, 2001, Amendment No. 6 dated as of March 13, 2002, the letter agreement dated as of May 3, 2002, the two letter agreements dated as of June 17, 2002, Amendment No. 7 dated as of November 6, 2002, the Waiver and Agreement dated as of December 30, 2002 and Amendment No. 8 dated as of February 11, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MILACRON INC., a Delaware corporation (the "Borrower" and the "Company"), MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH, a German limited liability company ("MKE"), and MILACRON B.V., a Dutch corporation ("Milacron B.V." and, together with MKE, the "Foreign Subsidiary Borrowers"; the Foreign Subsidiary Borrowers, collectively with the Company, the "Borrowers"), the lending institutions from time to time party thereto (each a "Lender" and collectively the "Lenders"), Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), a New York banking corporation ("DBTCA"), as a Lender and as arranger and administrative agent for the Lenders (in such capacity, including its successors and permitted assigns, the "Agent"), and PNC Bank, as documentation agent (the "Documentation Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of the Credit Agreement and provide certain waivers;

          WHEREAS, the Agent and the Lenders have considered and agreed to the Company's requests, upon the terms and conditions set forth in this Amendment;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            SECTION ONE - AMENDMENTS

          Subject to the prior satisfaction of the condition precedent set forth in Section Three hereof, the Credit Agreement is amended as hereinafter provided in this Section One, effective as of the Amendment No. 9 Effective Date (as defined below).


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          1.1. Amendments to Section 1 (Definitions) of the Credit Agreement.

          Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

          "`Amendment No. 9' shall mean Amendment Number Nine dated as of August 13, 2003, to this Agreement."

          "`Amendment No. 9 Effective Date' shall have the meaning set forth in Amendment No. 9."

          "`Excess Foreign Cash' means cash and cash equivalents (as defined in the Company's financial statements filed with the Securities and Exchange Commission) of Foreign Subsidiaries that the Company has reasonably determined in good faith can be transferred to the Company within two Business Days (and that would be Unencumbered Domestic Cash and Cash Equivalents upon receipt by the Company) without (x) violating any law, regulation or Contractual Obligation, (y) resulting in any significant cash tax or significant current financial liability or (z) impairing the liquidity of any Foreign Subsidiary in any significant respect."

          "`Net New Borrowings' means an amount equal to (i) the aggregate amount of Revolving Loans borrowed after the Amendment No. 9 Effective Date (excluding Revolving Loans to the extent used to reimburse draws under Letters of Credit) less (ii) the aggregate amounts used to repay Revolving Loans or reimburse Letter of Credit draws (excluding reimbursements to the extent made with proceeds of Revolving Loans) after the Amendment No. 9 Effective Date."

          "`Unencumbered Domestic Cash and Cash Equivalents' shall mean all cash and cash equivalents (as defined in the Company's financial statements filed with the Securities and Exchange Commission) of the Company and its Domestic Subsidiaries that is (i) located in the United States and (ii) is not subject to any pledge, deposit arrangement or other encumbrance or restriction that would reasonably be expected to interfere with its use, other than pursuant to the Security Documents (provided that, for purposes of this clause (ii), cash and cash equivalents pledged or deposited to collateralize Letters of Credit or reimbursement obligations relating thereto ("Letter of Credit Collateral") shall not be considered Unencumbered Domestic Cash and Cash Equivalents); provided that in no event shall more than an aggregate of $5.0 million of such cash and cash equivalents (other than Letter of Credit Collateral) or such greater amount up to $15.0 million as shall be approved by the Agent (such approval not to be unreasonably withheld or delayed) at any time be deemed not to be Unencumbered Domestic Cash and Cash Equivalents by virtue of any such pledge, deposit arrangement or other encumbrance or restriction as provided in this clause
(ii)."

          Section 1.1 of the Credit Agreement is hereby further amended as follows:

          The definition of the term "Consolidated EBITDA" is hereby amended by
(1) deleting the amount "$13.0 million" from clause (i)(z) thereof and replacing it with "$28.5 million", (2) deleting the date "September 30, 2003" in the definition thereof immediately following the words "have not been disposed of on or before" and replacing


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it with "December 31, 2003", (3) deleting the date "September 30, 2003" in the definition thereof immediately following the words "has not been disposed of on or before" and replacing it with "December 31, 2003" and (4) adding the following sentence at the end of such definition:

          "For purposes of Section 6.15, Consolidated EBITDA shall not include certain amounts that may be recovered by the Company in connection with certain existing warranty, patent infringement/royalty and related claims, which amounts and claims have been notified by the Company in writing to the Agent."

          The definition of the term "Consolidated Net Worth" is hereby amended by deleting the amount "$13.0 million" from clause (iii)(z) thereof and replacing it with "$28.5 million".

          1.2. Amendments to Section 2 (Amount and Terms of Loans) of the Credit Agreement.

          The fourth sentence of Section 2.1(a) of the Credit Agreement is hereby amended by deleting clauses (vii) and (viii) thereof in their entirety and inserting in lieu thereof the following:

          "(vii) on the Amendment No. 9 Effective Date, if the Total Revolving Loan Commitment shall then exceed $65,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), the Total Revolving Loan Commitment shall be permanently reduced to $65,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21) and (viii) on December 15, 2003, if the Total Revolving Loan Commitment shall then exceed $55,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21), the Total Revolving Loan Commitment shall be permanently reduced to $55,000,000 (plus the aggregate increases in the Total Revolving Loan Commitment pursuant to Section 11.21)".

          1.3. Amendments to Section 4 (Conditions to Revolving Loans and Letters of Credit) of the Credit Agreement.

          Section 4.1 of the Credit Agreement is hereby amended by adding the following clause as new subsection (d) thereof:

          "(d) The Company shall not furnish a Notice of Borrowing requesting a Revolving Loan (excluding a deemed request pursuant to Section 2.14(d)) unless it has determined in good faith that Unencumbered Domestic Cash and Cash Equivalents is expected to be on the Funding Date (after giving effect to (x) disbursements to third parties to be made on or prior to the Funding Date, (y) receipts of funds from third parties for which the Company has received reasonably satisfactory confirmation prior to 9:00 a.m. on the date of such Notice of Borrowing that a wire transfer of such funds has been made for value on or prior to the Funding Date or that such Funds have been received in the Company's lockbox accounts and will be available on or prior to the Funding Date and (z) any Excess Foreign Cash that will be received by the Company on or prior to the Funding Date, but without giving effect to such Revolving Loan), less than $5.0 million;


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and the furnishing by the Company of such a Notice of Borrowing shall be deemed to constitute a representation and warranty of the Company that such a determination has been made. Immediately prior to furnishing any such Notice of Borrowing, the Company will use commercially reasonable efforts to transfer, and to cause its Subsidiaries to transfer, any Excess Foreign Cash to the Company in the United States so that such Excess Foreign Cash is Unencumbered Domestic Cash and Cash Equivalents. In the event that Unencumbered Domestic Cash and Cash Equivalents at the end of any Business Day exceeds $10.5 million, the Company shall on the following Business Day repay Revolving Loans in an amount equal to the lesser of (x) the amount by which such Unencumbered Domestic Cash and Cash Equivalents exceeds $10.0 million and (y) the amount of Net New Borrowings (and for the purposes of any such repayment, the notice periods and minimum amounts set forth in Section 3.2 shall be inapplicable); provided that such repayment shall not be required if the Company determines in good faith that Unencumbered Domestic Cash and Cash Equivalents is expected to be less than $10.5 million at the end of such next Business Day (after giving effect to the types of disbursements and receipts described in the first section of this paragraph
(d))"

          1.4. Amendments to Section 5 (Affirmative Covenants) of the Credit Agreement.

          Effective as of March 30, 2003, Section 5.6 of the Credit Agreement is hereby deleted in its entirety and replaced with "5.6 [Deleted]".

          Section 5.11 of the Credit Agreement is hereby deleted in its entirety and replaced with "5.11 [Deleted]".

          1.5. Amendments to Section 6 (Negative Covenants) of the Credit Agreement.

          Effective as of March 30, 2003, Section 6.4 of the Credit Agreement is hereby deleted in its entirety and replaced with "6.4 [Deleted]".

          Section 6.13 of the Credit Agreement is hereby amended by deleting the amount "$15.0 million" from clause (a) of the final sentence thereof and replacing it with "$11.0 million".

          Section 6.15 of the Credit Agreement is hereby amended by replacing the dollar amounts opposite the dates September 30, 2003 and December 31, 2003, respectively, with the amounts "$22.7 million" and "$26.0 million", respectively.

          Section 6.16 of the Credit Agreement is hereby amended by deleting therefrom the words "has been reduced to $75.0 million or less" and inserting in lieu thereof the words "has been permanently terminated and all Revolving Loans have been repaid and all Letters of Credit have expired or been cash collateralized in accordance with Section 2.14."


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          1.6. Amendments to Section 8 (Representations, Warranties and
Agreements) of the Credit Agreement.

          Section 8.2 of the Credit Agreement is hereby amended by replacing the date "December 31, 2002" with the date "June 30, 2003".

                       SECTION TWO - AGREEMENT AND WAIVER

          2.1. Agreement. Notwithstanding anything to the contrary in the Credit Agreement, the letter agreement dated as of May 3, 2002, the two letter agreements dated as of June 17, 2002, Amendment No. 7 or the Waiver and Agreement dated as of December 30, 2002, each of the parties hereto hereby agrees that the only scheduled reductions in the Total Revolving Loan Commitment that shall be required to be made shall be those required by the fourth sentence of Section 2.1(a) of the Credit Agreement as amended hereby.

          2.2. Waiver. Any non-compliance by the Borrowers on or after March 30, 2003 with Section 5.6 or Section 6.4 of the Credit Agreement, any related non-compliance by the Borrowers with Section 5.1 or Section 5.5 of the Credit Agreement and any Default that may have resulted therefrom are hereby waived.

                       SECTION THREE - CONDITION PRECEDENT

          This Amendment shall become effective (and provisions hereof stated to be effective as of earlier dates shall be deemed to have been effective as of and from those dates) as of the date first written above upon the satisfaction in full of the condition precedent (the "Amendment No. 9 Effective Date") that the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Requisite Lenders.

                  SECTION FOUR - REPRESENTATIONS AND WARRANTIES

          The Company hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit Agreement, as amended hereby, and all such representations and warranties are true and correct in all material respects as of the date hereof except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 5 and 6 of the Credit Agreement. The Company further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and each Lender that:

          (a) Each of the Company, MKE and Milacron B.V. has the corporate power, authority and legal right to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;


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          (b) No consent of any Person other than the Lenders, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment;

          (c) This Amendment has been duly executed and delivered on behalf of each of the Company, MKE and Milacron B.V. by a duly authorized officer or attorney-in-fact of the Company, MKE or Milacron B.V., as the case may be, and constitutes a legal, valid and binding obligation of the Company and each of MKE or Milacron B.V., as the case may be, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditor's rights generally or by equitable principles relating to enforceability;

          (d) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to the Company, MKE or Milacron B.V. or (ii) contractual obligations of the Company, MKE or Milacron B.V., except in the case of clause (i) or (ii), such violations that would not have, individually or in the aggregate, a Material Adverse Effect; and

          (e) On and as of the Amendment No. 9 Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

                          SECTION FIVE - MISCELLANEOUS

          (a) The Company shall pay in cash within two Business Days after the Amendment No. 9 Effective Date to each Lender that executes and delivers a signature page to this Amendment not later than the close of business (New York City time) on the date hereof a work fee of $5,000. Without limiting or amending the provisions of Section 11.3 of the Credit Agreement, the Company shall pay not later than August 29, 2003 all out-of-pocket fees and expenses of the Agent (including the reasonable fees of counsel to the Agent) in connection with this Amendment and related matters that have been invoiced through August 22, 2003.

          (b) Except as herein expressly amended, agreed or waived, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          (c) All references to the Credit Agreement shall mean the Credit Agreement as amended as of the Amendment No. 9 Effective Date, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

          (d) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.


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          (e) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

          (f) Except as set forth herein, this Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

                       [SIGNATURES ON THE FOLLOWING PAGE]


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                                   MILACRON INC.

                                   By: /s/ Robert P. Lienesch
                                   -----------------------------------------
                                   Name: Robert P. Lienesch
                                   Title: Vice President -
                                          Finance and Chief
                                          Financial Officer

                                   Notice Address:

                                   Milacron Inc.
                                   2090 Florence Avenue
                                   Cincinnati, OH 45206
                                   Attention: Robert P. Lienesch
                                   Telephone: (513) 487-5588
                                   Fax: (513) 487-5586

                                   MILACRON KUNSTSTOFFMASCHINEN EUROPA GMBH

                                   By: /s/ Robert P. Lienesch
                                       -------------------------------------
                                       Name: Robert P. Lienesch
                                       Title: Vice President -
                                              Finance and Chief
                                              Financial Officer

                                   Notice Address:

                                   Milacron Inc.
                                   2090 Florence Avenue
                                   Cincinnati, OH 45206
                                   Attention: Robert P. Lienesch
                                   Telephone: (513) 487-5588
                                   Fax: (513) 487-5586

                                   MILACRON B.V.

                                   By:   /s/ Robert P. Lienesch
                                         -----------------------------------
                                         Name:  Robert P. Lienesch
                                         Title: Vice President -
                                                Finance and Chief
                                                Financial Officer

                                   Notice Address:

                                   Milacron Inc.
                                   2090 Florence Avenue
                                   Cincinnati, OH 45206
                                   Attention: Robert P. Lienesch
                                   Telephone: (513) 487-5588
                                   Fax: (513) 487-5586

Amendment No. 9

                                   ABN AMRO BANK N.V., as a Lender,

                                   By: /s/ David W. Stack
                                       -------------------------------------
                                       Name: David W. Stack
                                       Title: Group Vice President


                                   By: /s/ Steven C. Wimpenny
                                       -------------------------------------
                                       Name: Steven C. Wimpenny
                                       Title: Group Senior Vice President

Amendment No. 9

                                   DEUTSCHE BANK TRUST COMPANY
                                   AMERICAS, as a Lender and as the Agent,

                                   By: /s/ Clark G. Peterson
                                       -------------------------------------
                                       Name: Clark G. Peterson
                                       Title: Vice President

Amendment No. 9

                                   PNC BANK, NATIONAL ASSOCIATION,
                                   as a Lender,

                                   By: /s/ Bruce A. Kintner
                                       -------------------------------------
                                       Name: Bruce A. Kintner
                                       Title: Vice President

Amendment No. 9

                                   JPMORGAN CHASE BANK (formerly
                                   known as the Chase Manhattan Bank),
                                   as a Lender,

                                   By: /s/ Sanjeev L. Khemlani
                                       -------------------------------------
                                       Name: Sanjeev L. Khemlani
                                       Title: Vice President

Amendment No. 9

                                   KEYBANK NATIONAL ASSOCIATION,
                                   as a Lender,

                                   By: /s/ Marvin S. Kodish
                                       -------------------------------------
                                       Name: Marvin S. Kodish
                                       Title: Senior Vice President

Amendment No. 9

                                   BANK ONE, INDIANA, N.A., as a Lender,

                                   By: /s/ William V. Clifford
                                       -------------------------------------
                                       Name: William V. Clifford
                                       Title: First Vice President

Amendment No. 9

                                   COMERICA BANK, as a Lender,

                                   By: /s/ Jeffrey J. Judge
                                       -------------------------------------
                                       Name: Jeffrey J. Judge
                                       Title: Vice President

Amendment No. 9

                                   FIFTH THIRD BANK, as a Lender,

                                   By: /s/ Megan S. Heisel
                                       -------------------------------------
                                       Name: Megan S. Heisel
                                       Title: Vice President

Amendment No. 9

                                   U.S. BANK NATIONAL ASSOCIATION
                                   (formely known as Firstar Bank, National
                                   Association), as a Lender,

                                   By: /s/ Douglas S. Dunbar
                                       -------------------------------------
                                       Name: Douglas S. Dunbar
                                       Title: Vice President

Amendment No. 9

                                   SOF Investment, as a Lender,

                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:

Amendment No. 9

                                   D. E. SHAW LAMINAR PORTFOLIOS,
                                   L.L.C., as a Lender,

                                   By:
                                       -------------------------------------
                                       Name:
                                       Title:

Amendment No. 9

                                   CREDIT SUISSE FIRST BOSTON,
                                   as a Lender,

                                   By: /s/ Bill O'Daly
                                       -------------------------------------
                                       Name: Bill O'Daly
                                       Title: Director


                                   By: /s/ Barbara Wong
                                       -------------------------------------
                                       Name: Barbara Wong
                                       Title: Associate